Supplement Dated August 14, 2025

AUGUSTAR LIFE INSURANCE COMPANY

AuguStar Variable Account A

Supplement to the Prospectus and Updating Summary Prospectus dated May 1, 2025

ONcore Flex ONcore Flex II ONcore Lite ONcore Lite II ONcore Lite III ONcore Premier	ONcore Premier II ONcore Select 4 ONcore Select 7 ONcore Ultra ONcore Ultra II ONcore Value	ONcore Wealth Foundation 4 ONcore Wealth Foundation 7 ONcore Wrap ONcore Xtra ONcore Xtra II

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2025

Investar Vision/Top Spectrum Top 1	Top Explorer Top Plus	Top Tradition

AuguStar Variable Account B

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2025

Top 1	Top Plus	Top Tradition

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

National Security Variable Account N

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2025

NScore Flex NScore Lite NScore Lite II	NScore Lite III NScore Premier NScore Premier II	NScore Value NScore Xtra NScore Xtra II

The following supplements and amends the above mentioned Prospectuses, Updating Summary Prospectuses, and Notice Documents, as may be previously supplemented. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your Prospectus, Updating Summary Prospectus, or Notice Document.

NOTICE OF FUND SUBSTITUTION

AuguStar Life Insurance Company and National Security Life and Annuity Company (“Life Companies”) and AuguStar Variable Account A, AuguStar Variable Account B, and National Security Variable Account N (“Separate Accounts”) intend to substitute certain Funds ("Existing Portfolios")in which subaccounts of the Separate Accounts currently invest with certain other Funds ("Replacement Portfolios") as set forth in the tables below ("Substitution"). The Substitution is expected to occur on or about October 10, 2025 and October 17, 2025 (“Substitution Dates”).

The Existing Portfolios are currently available as investment options under the contract. Some Existing Portfolios are also available investment options with certain optional benefit riders subject to investment restrictions. Please refer to your prospectus or contact our customer service for a list of the Funds available to you.

The Existing Portfolios will continue to be included as investment options until the Substitution Dates. On the Substitution Dates, all accumulation units corresponding to the shares of each Existing Portfolio will be replaced with accumulation units corresponding to the shares of the applicable Replacement Portfolio. In addition, to the extent that an Existing Portfolio is an available investment option for an optional benefit rider subject to investment restrictions, the corresponding Replacement Portfolio will take the Existing Portfolio's place as a permissible investment option as of the Substitution Dates.

Your rights and your Life Company’s obligations under your contract will not be altered in any way by the Substitution. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. The Substitution will be effected at the relative net asset values of the Existing Portfolios’ and the Replacement Portfolios’ shares. The fees and charges under your contract will not increase due to the Substitution, and the Substitution will be performed at no cost to you. There will be no tax consequences for you as a result of the Substitution.

As of the close of business on or about October 10, 2025, any Contract Value that remains allocated to an Existing Portfolio listed below will be automatically transferred to the corresponding Replacement Portfolio.

Existing Portfolio (Share Class)	Replacement Portfolio
Lazard Retirement US Small Cap Equity Select Portfolio (Service Class)	AVIP AB Small Cap Portfolio
AB VPS Small Cap Growth Portfolio (Class B)*
Royce Small-Cap Portfolio (Investment Class)
Royce Micro-Cap Portfolio (Investment Class)
Janus Henderson Flexible Bond Portfolio (Service Class)	AVIP Bond Portfolio
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class S)	AVIP AB Mid Cap Core Portfolio
Goldman Sachs U.S. Equity Insights Fund (Institutional Class)**	AVIP S&P 500® Index Portfolio
Fidelity® VIP Growth Portfolio (Service Class 2)	AVIP Fidelity Institutional AM® Equity Growth Portfolio
Franklin VolSmart Allocation VIP Fund (Class 5)	AVIP Constellation Dynamic Risk Balanced Portfolio
Goldman Sachs Trend Driven Allocation Fund (Service Class)
Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Class)
*	Fund is not available for Investar Vision and Top contracts.
**	Fund is not available for contracts applied for on or after May 1, 2008.

As of the close of business on or about October 17, 2025, any Contract Value that remains allocated to an Existing Portfolio listed below will be automatically transferred to the corresponding Replacement Portfolio.

Existing Portfolio (Share Class)	Replacement Portfolio
Fidelity® VIP Target Volatility Portfolio (Service Class 2)	AVIP Constellation Managed Risk Moderate Growth Portfolio
AB VPS Global Risk Allocation-Moderate Portfolio (Class B)
AB VPS Relative Value Portfolio (Class B)*	AVIP AB Relative Value Portfolio*
*	Fund is not available for Investar Vision and Top contracts.

Effective on the Substitution Dates, all references and information regarding the Existing Portfolios are deleted, including from “Appendix A – Funds Available under the Contract.” Any reference to an Existing Portfolio in investment restrictions for optional benefit riders, including in Appendix A, will be revised to reference to the corresponding Replacement Portfolio.

Important Information Regarding Your Transfer Rights

The Substitution will take place automatically, and any future allocations and scheduled transactions that are impacted will also be updated automatically. As a result, please note that no action is required of you at this time, unless you prefer to transfer your Contract Value before or after the Substitution. You will have the following free transfer rights in connection with the Substitution:

•	For 30 days before the Substitution Dates, you may transfer Contract Value from any subaccount that invests in an Existing Portfolio to any other investment option available under your contract without charge (and without the transfer being counted as a transfer for purposes of any transfer charges under your contract).

•	For 30 days after the Substitution Dates, you may transfer Contract Value from any subaccount that invests in a Replacement Portfolio to any other investment option available under your contract without charge (and without the transfer being counted as a transfer for purposes of any transfer charges under your contract).

During this free transfer period, except for any market timing/short-term trading limitations described in the prospectus, as well as any investment limitations imposed by optional benefit riders with investment restrictions, we will not exercise any rights reserved by us under the contracts to restrict transfers between subaccounts.

If your contract includes an optional benefit rider with investment restrictions, your Contract Value allocations will remain subject to those restrictions. If a free transfer takes your Contract Value allocations out of compliance with your rider's investment restrictions, your benefit will not be terminated or reduced, but we will not accept any additional purchase payments or transfer requests until your Contract Value is reallocated in accordance with the applicable restrictions.

Other Information Related to the Substitution

Any standing instructions you have on file with your Life Company that include an Existing Portfolio, such as instructions for the allocation of additional premium payments, dollar cost averaging, rebalancing or fund specific systematic withdrawals will be updated automatically as of the Substitution Dates to include the applicable Replacement Portfolio.

If your Contract Value is automatically transferred on the Substitution Dates, you will receive confirmation showing the transfer of your Contract Value from each subaccount that invests in an Existing Portfolio to the subaccount that invests in the corresponding Replacement Portfolio. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Portfolio will be different from the number of units you held in the subaccount investing in the corresponding Existing Portfolio.

A summary prospectus, statutory prospectus and other information for each Replacement Portfolio is available online at augustarfinancial.com/fundreports for AuguStar Life Insurance Company contracts or nslac.com/fundreports for National Security Life and Annuity Company contracts.

You may also request a copy of any Replacement Portfolio’s summary or statutory prospectus at your convenience by contacting customer service at 888.925.6446 for AuguStar Life Insurance Company contracts or 877.446.6020 for National Security Life and Annuity Company contracts.

The following section is not applicable to Investar Vision and Top contracts.

FUND ADD

Effective on October 10, 2025, AVIP AB Relative Value Portfolio is added as an investment option under the contract. This portfolio is not available for investing until after October 10, 2025. In connection with this Fund add, effective October 10, 2025, under "Appendix A - Funds Available Under the Contract," the following row is added to the list of available Funds.

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	AVIP AB Relative Value Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.73%	12.74%	N/A	N/A